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                                                         Exhibit 23.2


                  CONSENT OF INDEPENDENT PUBLIC AUDITORS

As independent public accountants, we hereby consent to the incorporation of our report dated 24 March 1998 on the Financial Statements for the year ended 31 December 1997 included in this Form 10-K into TechForce
Corporation's previously filed Registration Statements (File Nos. 333-1936, 333-1938, 333-1940 and 333-1942).

                                          /s/ Pridie Brewster



                                          London
                                          30 March 1998